Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2004

In connection with the Quarterly Report of Document Security Systems, Inc. (the “Company”) on Form 10-QSB for the quarter ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick White, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2004, that:

The Report fully complies with the requirements of the section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Patrick White
Patrick White
Chief Executive Officer